Security Equity Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated July 23, 2007,
To Prospectus Dated February 1, 2007

The Prospectus is updated by deleting the Annual Fund Operating Expenses table on page 21 and replacing it with the following table:

	Class A	Class B	Class C

LARGE CAP VALUE FUND

Management fee	0.65%	0.65%	0.65%
Distribution (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.59%	0.61%	0.60%
Total annual fund operating expenses	1.49%	2.26%	2.25%
Fee waiver[4]	(0.24)%	(0.26)%	(0.25)%
Total annual fund operating expenses (after fee waiver)	1.25%	2.00%	2.00%

EQUITY FUND

Management fee	0.75%	0.75%	0.75%
Distribution (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.34%	0.34%	0.34%
Total annual fund operating expenses	1.34%	2.09%	2.09%

ALPHA OPPORTUNITY FUND

Management fee[1]	2.19%	2.19%	2.19%
Distribution (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.76%	0.76%	0.76%
Total annual fund operating expenses	3.20%	3.95%	3.95%
Fee waiver[5]	(0.29)%	(0.29)%	(0.29)%
Total annual fund operating expenses (after fee waiver)	2.91%	3.66%	3.66%

GLOBAL FUND

Management fee	1.00%	1.00%	1.00%
Distribution (12b-1) fees	0.25%	1.00%[3]	1.00%
Other expenses	0.50%	0.50%	0.51%
Total annual fund operating expenses	1.75%	2.50%	2.51%

MID CAP VALUE FUND

Management fee[2]	0.82%	0.82%	0.82%
Distribution (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.29%	0.29%	0.29%
Total annual fund operating expenses	1.36%	2.11%	2.11%

SMALL CAP GROWTH FUND

Management fee	1.00%	1.00%	1.00%
Distribution (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.76%	0.79%	0.79%
Total annual fund operating expenses	2.01%	2.79%	2.79%

SELECT 25 FUND

Management fee	0.75%	0.75%	0.75%
Distribution (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.76%	0.78%	0.77%
Total annual fund operating expenses	1.76%	2.53%	2.52%
Fee waiver[4]	(0.41)%	(0.43)%	(0.42)%
Total annual fund operating expenses (after fee waiver)	1.35%	2.10%	2.10%

MID CAP GROWTH FUND

Management fee	0.75%	0.75%	0.75%
Distribution (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.40%	0.40%	0.40%
Total annual fund operating expenses	1.40%	2.15%	2.15%

  Alpha Opportunity Fund pays an advisory fee that will range from 1.25% to 2.75% of average daily net assets based upon the Fund's performance relative to the S&P 500 Index. See the discussion of such fee under "Management Fees."

  Mid Cap Value Fund pays an advisory fee at an annual rate of 1.00% of the average daily net assets of $200 million or less, and 0.75% of the average daily net assets of the Fund in excess of $200 million.

  Effective August 25, 2005, Class B shares of the Global Fund ceased charging 12b-1 fees in accordance with NASD rules, although it is possible that such fees may be charged in the future. As a result of this 12b-1 cap the total annual fund operating expenses attributable to Class B shares for fiscal year 2006 were 1.50%.

  Effective January 1, 2007 the Fund's Investment Manager has contractually agreed through December 31, 2008 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, interest, taxes, litigation, indemnification, and extraordinary expenses) ("Operating Expenses") of the Large Cap Value and Select 25 Funds to the indicated annual percentages of average daily net assets: 1.25% of Security Large Cap Value Class A shares: 2.00% of Security Large Cap Value Class B and C shares: 1.35% of Select 25 Fund Class A shares: and 2.10% of Select 25 Fund Class B and C shares. The Investment Manager is entitled to reimbursement by a Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Operating Expenses are less than the indicated percentages.

  Effective January 1, 2007, the Fund's Investment Manager has contractually agreed through December 31, 2008 to waive fees and/or reimburse Alpha Opportunity Fund expenses to the extent necessary to limit the ordinary operating expenses (excluding investment advisory fees, distribution (12b-1) fees, brokerage costs, dividends on securities sold short, interest, taxes, litigation, indemnification and extraordinary expenses) ("Operating Expenses") of each class of shares of the Fund to the indicated annual rate of 0.50% of average daily net assets. The Investment Manager is entitled to reimbursement by the Alpha Opportunity Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Operating Expenses are less than the indicated percentage.

Please Retain This Supplement For Future Reference